PlanRock Alternative Growth ETF

PRAE

PlanRock Market Neutral Income ETF

PRMN

PlanRock Growth Rotation ETF

PRER

PlanRock Income Rotation ETF

PRIR

Each a series of Northern Lights Fund Trust III

Supplement dated September 23, 2024

to the Prospectus of the Funds, dated December 11, 2023, as previously supplemented

This Supplement provides new and additional information beyond that contained in Prospectus and Statement of Additional Information (“SAI”) and supersedes any information to the contrary in the Prospectus and SAI.

Effective immediately, the second paragraph of the section entitled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES” beginning on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Effective immediately, the first sentence under “Taxes on Distributions” in the section entitled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES” beginning on page 24 of the Prospectus is hereby deleted in its entirety and replaced with the following:

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly by each Fund.

________________________________

You should read this Supplement in conjunction with the Funds’ Prospectus and SAI, as previously supplemented, each dated December 11, 2023. This Supplement provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. The Prospectus and SAI are available upon request and without charge by calling the Funds toll-free at 1-800-677-6025.

Please retain this Supplement for future reference.